                                 EXHIBIT 10.22

                               OPTION AGREEMENT
                               ----------------

     THIS OPTION AGREEMENT ("Agreement") made as of the 17th day of February, 1997, by and among Terrace Holdings, Inc., a Delaware corporation (the "Optionor"), and Samuel H. Lasko and Jonathan S. Lasko (individually and collectively, the "Optionee").

                                   RECITALS
                                   --------

     WHEREAS, the Optionor is the owner of all of the issued and outstanding Stock of The Lasko Companies, Inc. and A&E Management, Inc. and is or will be the owner of all of the issued and outstanding stock of a subsidiary to be formed in which all of the business of the Optionor's operations currently conducted under the name "The Lasko Family Kosher Tours" will continue to be conducted (each of such companies are hereinafter individually and collectively referred to as the "Company" and the stock of each Company is hereinafter individually and collectively referred to as the "Option Stock"); and

     WHEREAS, the Optionee may desire to acquire all of the Option Stock or all or substantially all of the business and assets (the "Subject Business") of the Company (the "Subject Acquisition"); and

     WHEREAS, the Optionee and Optionor each believe that the Subject Acquisition on the terms and conditions herein set forth will be in the best interests of the stockholders of the Optionor, and the Optionor is willing to grant to the Optionee the right, on the terms and conditions set forth in this Agreement, to acquire the Option Stock or the Subject Business as the Optionee, in the Optionee's sole discretion; and

     WHEREAS, in accordance with the provisions of, and as part of the consideration of the transactions consummated pursuant to the provisions of, that certain Asset Acquisition Agreement by and between Optionor, or its assignee, and DownEast Frozen Desserts LLC, dated as of the 9th day of December, 1996, and amended as of February 7, 1997 (the "Acquisition Agreement"), Optionor is hereby granting the Option (hereinafter defined);

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements set forth, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

     The Option. Optionee shall have the right (the "Call" or the "Option") during the Option Period to purchase all but not less than all of either (i) the Option Stock at the Option Price or (ii) the Subject Business at the Purchase Price.

     For purposes of this Option Agreement, the following terms shall have the following respective meanings:

          (a) The term "Option Period" shall mean (i) the period during which the Option is exercisable which shall commence on April 1, 1998 (or earlier, as provided below) and end on the earlier of (i) four years after the date hereof, or (ii) the voluntary surrendering or cancellation hereof by Optionee.

          (b) The terms "Option Price" and "Purchase Price" shall mean and refer to the price to be paid by Optionee for the Subject Acquisition. The Option Price (which is the price for the Option Stock) and the Purchase Price (which is the price for the Subject Business) shall each be the fair market value of the Subject Acquisition at the time the Option is exercised, and shall be subject to the acceptance of such fair market value determination by Optionee and shall be subject to the prior approval and recommendation thereof by a committee of disinterested directors of the Optionor appointed therefor. Such fair market value shall be determined by an independent investment banking firm or other appropriate financial services entity expert in and engaged for such purpose at Optionor's sole expense, determining the fair market value of the Option Stock or Subject Business and such Option Price or Purchase Price (the "Fairness Opinion").

     1.   Exercise.
          --------

          (a) The Option shall be exercisable by the Optionee, or either of them, upon the first to occur of (i) termination of either of their respective employments by Optionor regardless of the reason for such termination, (ii) April 1, 1998, which is the date immediately subsequent to the date on which the Optionor's Annual Report for fiscal 1997 on Form 10-KSB is required to be filed with the Securities and Exchange Commission,
     (iii) the date on which Optionor's common stock is no longer listed for quotation on the NASDAQ Stock Market, or (iv) any attempt by Optionor to sell any of the Option Stock or any Subject Business to any party or entity other than Optionee. At any time as the Option is exercisable hereunder, the Optionee may exercise the Call, in whole but not in part, by giving written notice (the "Exercise Notice") to the

     Optionor prior to 5:00 p.m., Florida time, on the last day of the Option Period. The Exercise Notice shall specify whether the Call is being exercised with respect to the Option Stock or the Subject Business. If the call is exercised with respect to the Subject Business, the Optionor and the Optionee will execute and deliver the Agreement to Sell and Purchase, a copy of which is attached hereto as Attachment A. If the Call is exercised with respect to the Option Stock, the Optionor and the Optionee will execute an agreement selling the Option Stock and containing representations and warranties customarily found in such an agreement and similar in terms and conditions to Attachment A.

          (b) If the Optionor attempts to sell or notifies the Optionee of the Optionor's intent to sell all or any part of the Subject Business or the Option Stock to a bona-fide third party, the Optionor shall specify in such notice all of the terms and conditions of such sale, and then, and only in such event, the following shall be applicable:

               (i) The Optionee shall have a period of sixty days from the receipt of such attempt or notice within which to notify the Optionor that it elects to exercise the Option;

               (ii) If the Optionee does not exercise the Option within such sixty day period, the Optionor shall be free to sell the Subject Business or the Option Stock to such bona-fide third party solely on the terms and conditions specified in the notice. Any proposed sale or other transfer by the Optionor of the Subject Business or the Option Stock for any price less than that at, or on any terms and conditions other than those by which, the Optionee could have purchased the Subject Business or the Option Stock pursuant to the provisions hereof shall be subject to the first right in the Optionee to purchase the Subject Business or the Option Stock at such lesser price, subject to such other terms and conditions, and Optionee shall have a period of thirty days from the receipt of such notice within which to notify the Optionor that the Optionee elects to purchase the Subject Business or the Option Stock on such other terms and conditions. To assure that the intent of these provisions will be carried out, it is expressly agreed that the Optionor will provide in any agreement or document, of any kind or nature, relating to the sale or other transfer of the Subject Business or the Option

          Stock to any bona-fide third party that such offer, agreement or other document is subject to the provisions hereof.

     2. Representations and Warranties. The Optionor represents and warrants that it owns and will own all of the Option Stock and the Subject Business throughout the Option Period, free and clear of all encumbrances and will, in the event the Call is exercised, deliver to the Optionee good and marketable title to the Option Stock and the Subject Business, free and clear of all encumbrances. The Optionor covenants and agrees that it will not, during the Option Period, transfer any of the Option Stock or the Subject Business except pursuant to this Agreement.

     3. Company Revenues, Expenses and Income. If the Optionee exercises the Option to purchase the Subject Business, at or prior to the closing of the Agreement to Sell and Purchase (Attachment A hereto), Optionor shall cause the books, records and financial statements of the Company for the fiscal year in which the Option is exercised to reflect only the direct revenues, expenses, income, charges and similar matters directly related to the operation of the Subject Business and no corporate overhead in such fiscal year items shall be allocable thereto except for the following:

          (a) no more than 80% of the compensation paid to or accrued for the Optionee shall be allocable to the Subject Business; and

          (b) a percentage of the legal and accounting fees equal to the percentage that the revenues of the Subject Business bear to the total revenues of the Optionor in the aggregate, shall be allocable to the Subject Business.

     4. Closing. Payment for the Option Stock or the Subject Business purchased (the "Closing") will be made, against delivery of the certificates representing the Option Stock, or, the Subject Business, by appropriate instruments of transfer, including but not limited to warranty bills of sale, certificates evidencing all the shares of capital stock of the Company with stock powers duly endorsed in blank, signature guaranteed, attached, or such other appropriate instruments, on a date not later than sixty days following the later of the giving of the Exercise Notice or the receipt of the Fairness Opinion, as the Optionee shall specify in the Exercise Notice, at the offices of Fishman & Merrick, P.C., 30 North LaSalle Street, Suite 3500, Chicago, Illinois 60602, or such other place as shall be mutually agreed between the parties.

     5. Public Announcements. Until such time as may be mutually agreed upon by the parties to this Agreement, neither party hereto shall, without the approval of the other party, make or cause to be made any press release or other public announcement concerning the transactions contemplated by this Agreement except and as to the extent required by law or regulation, including without limitation applicable federal and state securities laws and regulations.

     6. Expenses. Except as otherwise expressly set forth herein, the Optionor shall pay or reimburse expenses of the Optionee incident to the performance and enforcement of this Agreement (including all fees and expenses of respective counsel, accountants and other consultants, advisors and representatives), whether or not the transactions contemplated hereby are consummated.

     7. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, understandings, inducements, representations and negotiations, expressed or implied, written or oral, between them as to such subject matter.

     8. Specific Performance; Other Rights and Remedies. The parties recognize that certain of their rights under this Agreement are unique and, accordingly, in addition to such other remedies as may be available to any of them at law or in equity, the parties shall have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law, without bond.

     9. Waivers; Amendments. Any amendments to or modifications of this Agreement or any waivers of requirements or breaches shall be made only with the written consent of the party entitled to the benefit thereof. Any such waiver shall not operate as a further or continuing waiver hereunder, nor shall any failure to enforce or require strict performance operate as a waiver hereunder except as is expressly set forth herein and no such waiver shall be effective unless in writing.

     10. Assignments; Successors and Assigns. This Agreement shall not be assignable by any party without the prior written consent of the other; provided, however, that notwithstanding the foregoing, the Optionee shall have the right to designate an Affiliate or Affiliates to receive the Option Stock or the Subject Business or to enter into the Agreement to Sell and Purchase or any other agreement to purchase the Subject Business.

     This Agreement shall be binding and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, including without limitation successors by operation of law pursuant to any merger, consolidation or sale of assets involving any of the parties.

     11. Notices. All notices and other communications permitted or required under this Agreement shall be given in writing and shall be (a) mailed by First Class or Express Mail, postage prepaid, (b) sent by facsimile or other form of rapid transmission, confirmed thereafter as in (a) above, or (c) personally delivered to the receiving party. All such notices and communications shall be mailed, sent or delivered as follows:

     If to the Optionor, at:

          Terrace Holdings, Inc.
          2699 Stirling Road
          Suite C-405
          Fort Lauderdale, Florida  33312
          Facsimile: (954) 894-0993

     With a copy to:

          Gerald L. Fishman, Esq.
          Fishman & Merrick, P.C.
          30 North LaSalle Street
          Suite 3500
          Chicago, Illinois 60602
          Facsimile: (312) 726-2649

     If to the Optionee, at:

          Samuel H. Lasko and Jonathan S. Lasko
          c/o 4201 North Hills Drive
          Hollywood, Florida  33312
          Facsimile: (954) 981-9121

or to such other persons as the party to receive such communication or notice may have designated by written notice to the other party. Notice shall be effective when given, except in the case of notice by mail, which shall become effective two business days after mailing provided there is written proof of such mailing.

     12. Severability. The invalidity, illegality or unenforceability of any of the provisions of this Agreement shall not invalidate the balance hereof, but this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision(s) were not contained herein. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision(s).

     13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument binding upon the parties hereto.

     14. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by and construed under the laws of the State of Florida without giving effect to any choice or conflicts of laws provisions.

     15. Consent to Jurisdiction and Service. Each of the parties hereby consents and submits to the jurisdiction of the courts of the State of Florida and of any federal court located in said jurisdiction in connection with any actions or proceedings brought against it by any other party to this Agreement arising out of or relating to this Agreement and hereby agrees that any and all claims in respect of any such act or proceeding may be heard and determined in any such court.

     The Optionor hereby irrevocably designates and appoints Samuel H. Lasko as its authorized agent and to receive service of process in the State of Florida when and as such legal actions or proceedings may be brought and such service of process shall be deemed complete upon the date of delivery thereof to the Optionor. It is understood that a copy of said process served on such agent as soon as practicable will be forwarded to the Optionor, at its address set forth herein, but its failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of the Optionor.

     16. Inspection and Information. The Optionee may on or prior to the Closing hereunder, through its representatives and counsel, make such investigation of the business, properties and assets, and of the financial legal condition of the Optionor as it may deem necessary or advisable, and the Optionor agrees, at its expense, to cooperate therewith and make all persons and documents relevant to such inquiry reasonably available.

     17. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning of interpretation of hits Agreement.

     18. Certain Terminology. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders, except where the context otherwise requires, reference to "this section" or words of similar import shall be deemed to refer to the entire section and not a particular subsection and references to "hereunder," "herein," "hereof" or words of similar import shall be deemed to refer to the entire Agreement and not the particular section or subsection.

     19. Further Acts. The parties hereto each agree that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it/he will do all such things and execute and deliver all such agreements, assignments, instruments, other documents and assurance, as any other party or its/his counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

     20. No Presumption. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

     21. Definitions. As used herein, unless context otherwise requires, the following terms shall have the following respective meanings:

          (a) "Acquisition Agreement" is defined in the preamble of this Agreement.

          (b) "Affiliate" of any person shall mean any person which directly or indirectly owns or controls or is under common ownership or control with or is controlled by such person.

          (c)  "Call" is defined in Section 1 of this Agreement.

          (d)  "Company" is defined in the Recitals to this Agreement.

          (e)  "Fairness Opinion" is defined in Section 1 of this Agreement.

          (f)  "Option" is defined in Section 1 of this Agreement.

          (g)  "Optionee" is defined in the Preamble to this Agreement.

          (h)  "Optionor" is defined in the Preamble to this Agreement.

          (i)  "Option Price" is defined in Section 1 of this Agreement.

          (j)  "Purchase Price" is defined in Section 1 of this Agreement.

          (k) "Subject Acquisition" is defined in the Recitals to this Agreement.

          (l)  "Subject Business" is defined in the Recitals to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the date first above written, which date coincides with the closing of the transactions consummated in accordance with the Acquisition Agreement.

                                    TERRACE HOLDINGS, INC.


                                    By: /S/ Samuel H. Lasko, Pres.
                                        ---------------------------

                                    /S/ Samuel H. Lasko
                                    -------------------------------
                                    Samuel H. Lasko

                                    /S/ Jonathan S. Lasko
                                    -------------------------------
                                    Jonathan S. Lasko

2245\96381\option.agr